================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2004


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2004, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-1)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------




           DELAWARE                  333-104020                 33-0727357
----------------------------         -----------          ---------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)       Identification Number)

         3 Ada
         Irvine, California                                   92618
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100


================================================================================

Item 5.  OTHER EVENTS

Description of the Mortgage Pool

         Option One Mortgage Acceptance Corporation (the "Registrant") plans a series of certificates, entitled Option One Mortgage Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of January 1, 2004, among the Registrant as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank, N.A. as trustee. The Certificates to be designated as the Series 2004- 1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Greenwich Capital Markets, Inc. and Banc of America Securities LLC (the "Underwriters") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         EXHIBIT NO.                    DESCRIPTION
         -----------                    -----------
             99.1 Collateral Term Sheets (as defined in Item 5) that have been provided by Greenwich Capital Markets, Inc. and Banc of America Securities LLC (the "Underwriters") to certain prospective purchasers of Option One Mortgage Loan Trust 2004-1, Asset-Backed Certificates, Series 2004-1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 16, 2004

                                      OPTION ONE MORTGAGE ACCEPTANCE
                                      CORPORATION


                                      By: /s/ David S. Wells
                                         ----------------------------------
                                      Name:   David S. Wells
                                      Title:  Assistant Secretary

                                INDEX TO EXHIBITS




                                                                 Sequentially
Exhibit No.                  Description                         Numbered Page
-----------                  -----------                         -------------
   99.1         Collateral Term Sheets (as defined in Item 5)         P
                that have been provided by Greenwich Capital
                Markets, Inc. and Banc of America Securities
                LLC (the "Underwriters") to certain
                prospective purchasers of Option One Mortgage
                Loan Trust 2004-1, Asset- Backed
                Certificates, Series 2004-1.

                                  EXHIBIT 99.1


                                 FILED BY PAPER